Exhibit 10.29

600 Grant Street, Suite 975 Denver, Colorado 80203, USA www.global-resource-eng.com

VIA EGDAR

United States of American, Securities Exchange Commission

CONSENT OF QUALIFIED PERSON

I, Terre Lane, consent to the public filing of the technical report titled “Revised and Amended Initial Assessment — Chandalar Mine, Chandalar Gold District Alaska U.S.A.” with an effective date of May 31, 2021 and an issue date of February 24, 2023 (the “technical report”) by Goldrich Mining Company (“Goldrich”).

I also consent to any extracts from, or a summary of, the technical report or the Technical Report Summary in your annual report, in your news release entitled “Goldrich Mining Releases Revised and Amended Initial Assessment Report” (the “news release”), and to their inclusion as an exhibit to the annual report or any related Form 8-K.

I certify that I have read the news release being filed by Goldrich and that it fairly and accurately represents the information in the sections of the technical report for which I am responsible.

Dated February 24, 2023

Terre Lane Principal Mining Engineer

Global Resource Engineering Ltd.	00-GRE